UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

May 10, 2006

CENTER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	000-50050	52-2380548
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of Principal Executive Offices) (Zip Code)

(213) 251-2222

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 9.01	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Amended and Restated Bylaws of Registrant

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 10, 2006, the Board of Directors adopted Amended and Restated Bylaws for the Registrant (the “Amended Bylaws”). A copy of the Amended Bylaws is filed as Exhibit 3.3 to this Form 8-K and is incorporated herein by reference.

The Amended Bylaws (i) incorporate the change in the range of authorized directors from between eight (8) and fifteen (15) to between six (6) and eleven (11) which was described in the Registrant’s definitive Proxy Statement filed with the SEC on April 20, 2006 and approved by the shareholders on May 10, 2006; (ii) incorporate the current provisions of the California Corporations Code concerning electronic communications with directors and shareholders, and holding of certain meetings by electronic means if desired; (iii) allow the Registrant to implement an additional method of issuing shares via electronic book-entry form; and (iv) modify the time periods prescribed for shareholders to be able to nominate directors.

With respect to the director nomination process, the previous Bylaws specified that nominations must be made in writing and must be received by the President of the Registrant no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders. The new provision specifies that such written nominations must be received by the Secretary of the Registrant not less than one hundred twenty (120) calendar days in advance of the date the Registrant’s proxy statement was released to the shareholders in connection with the previous year’s annual meeting of shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the shareholder must be received by the Secretary of the Registrant not later than the close of business on the later of (i) one hundred and twenty (120) days prior to such annual meeting; or (ii) seven (7) days after the date the notice of such meeting is sent to shareholders.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.2	Amended and Restated Bylaws of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 11, 2006	CENTER FINANCIAL CORPORATION

	By:	/s/ Patrick Hartman
Patrick Hartman Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page

3.2	Amended and Restated Bylaws of the Registrant	5